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                                                                       Ex. 10-98

                           SEVERANCE PLAN MODIFICATION
                                   RESOLUTION

WHEREAS, the Compensation Committee, upon the recommendation of the C.E.O., recently adopted a resolution by unanimous written consent whereby Charles Yahnke was deleted as an employee covered under the Severance Pay Plan for Eligible Employees of Michael Foods, Inc. and its subsidiaries ("Severance Plan"); and

WHEREAS, the Severance Plan extension resolution as ratified by the Board of Directors of Michael Foods, Inc. on April 27, 1995, has been accordingly revised to read as follows:

     RESOLVED, that the Compensation Committee recommends to the full Board of Directors that the Severance Pay Plan for Eligible Employees of Michael Foods, Inc. and its subsidiaries (the "Severance Plan"), as approved and implemented in accordance with the directives of the Board of Directors on July 26, 1990 and extended through July 1, 1995, be hereby extended for a period of one additional year to a new Termination Date of July 1, 1996.

     NUMBER OF EMPLOYEES COVERED UNDER THE SEVERANCE PLAN FROM JULY 1, 1994
     TO JULY 1, 1995. . . . . . . . . . . . . . . . . . . . . . . . . . .24

     Employees to be removed:
     ------------------------
     Kevin O. Kelly, President . . . . . . . . . . . . .Michael Foods Sales
     James J. Kohler, President. . . . . . . . Kohler Mix Specialties, Inc.
     Kevin S. Murphy, Chief Executive Officer. . . . . . .Northern Star Co.
     John D. Reedy, Chief Financial Officer. . . . . . .Michael Foods, Inc.
     Norman A. Rodriguez, President. . . . . . . . . . . . . .Crystal Farms
     Y.V. Sammartano, President. . . . . .Sunnyside Vegetable Packing, Inc.
     Hillard Ward, Vice President-Finance. . . . . . . . . . .Crystal Farms
     Charles Yahnke, Vice President-Poultry. . . . . . . .M.G. Waldbaum Co.

     Employees to be added:
     ----------------------
     J.D. Clarkson, Vice President . . . . . . Crystal Farms (added 9/1/94)
     James Grosh, Chief Financial Officer. . . . . . . . . . .Crystal Farms
     Thomas Kelly, Chief Information Officer . . . . . .Michael Foods, Inc.

     NUMBER OF EMPLOYEES COVERED UNDER THE SEVERANCE PLAN FROM JULY 1, 1995
     TO JULY 1, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     RESOLVED, that the Severance Plan be amended such that Section 3, paragraph
     (b) will read as follows:

     "(b) A lump sum payment equal to one year's Total Annual Compensation for each Key Employee; provided, however, that the following officer shall receive a lump sum payment equal to two (2) times such Total Annual
     Compensation:

     William L. Goucher;"

THEREFORE, BE IT RESOLVED, that the Board of Directors approves and ratifies the action taken by the Compensation Committee and hereby adopts the modification reflected therein.